COLUMBIA FUNDS SERIES TRUST

                           Columbia Municipal Reserves
                                  (the "Fund")

    Supplement dated December 5, 2008 to the Prospectus dated January 1, 2008

                                 Class Z Shares


1. The first paragraph in the section of the prospectus entitled "Buying, Selling and Exchanging Shares - Share Price Determination" is hereby replaced in its entirety with the following:

         The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. Columbia Funds calculates the net asset value per share for Class Z shares of the Fund at the following times each business day (unless the Fund closes early):

              |X| 12:00 noon Eastern time.


2. The bullet in the section of the prospectus entitled "Buying, Selling and Exchanging Shares - Transaction Rules and Policies - Order Processing" is hereby replaced in its entirety with the following:

              |X| If your order for Columbia Municipal Reserves is received by
                  12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).









        Shareholders should retain this Supplement for future reference.








INT-47/157300-1208